SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) February 3, 2009

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 3, 2009, Entergy Corporation issued two public announcements, which are attached as exhibits 99.1 and 99.2 hereto (the "Earnings Releases") and incorporated herein by reference, announcing its results of operations and financial condition for the fourth quarter 2008. The information in Exhibits 99.1 (except with respect to the information described under Item 8.01 of this Current Report on Form 8-K) and 99.2 is being furnished pursuant to this Item 2.02.

Item 7.01. Regulation FD Disclosure

On February 3, 2009, Entergy Corporation issued the Earnings Releases, which are attached as exhibits 99.1 and 99.2 hereto and incorporated herein by reference, announcing its results of operations and financial condition for the fourth quarter 2008. The information in Exhibits 99.1 (except with respect to the information described under Item 8.01 of this Current Report on Form 8-K) and 99.2 is being furnished pursuant to this Item 7.01.

Item 8.01 Other Events

The following information contained in the Earnings Release attached as Exhibit 99.1 shall be incorporated by reference into this Item 8.01 and shall be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and, therefore, shall be incorporated by reference into any filing of Entergy Corporation under the Securities Act of 1933 or the Exchange Act, as the case may be:

  unaudited consolidating balance sheets of Entergy Corporation dated as of December 31, 2008 and 2007, unaudited consolidating income statements for the three and twelve month periods ended December 31, 2008 and 2007 and unaudited consolidated cash flow statements for the three and twelve month periods ended December 31, 2008 and 2007, and
  Appendix C to Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Release, dated February 3, 2009, issued by Entergy Corporation.*
99.2	Release, dated February 3, 2009, issued by Entergy Corporation.
99.3	Statement on Uses and Usefulness of Non-GAAP Information

* As indicated in Item 8.01 of this Current Report on Form 8-K, portions of Exhibit 99.1 (but only those indicated portions) are intended to be deemed filed rather than furnished pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation

By: /s/ Theodore H. Bunting, Jr.
Theodore H. Bunting, Jr.
Senior Vice President and
Chief Accounting Officer

Dated: February 3, 2009